EXHIBIT 23.01

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Annual Report (Form 10-K) of Lehman Brothers Holdings Inc. of our report dated February 13, 2007, with respect to the consolidated financial statements of Lehman Brothers Holdings Inc.

Our audits also included the financial statement schedules of Lehman Brothers Holdings Inc. listed in Item 15. These schedules are the responsibility of Lehman Brothers Holdings Inc.’s management. Our responsibility is to express an opinion based on our audits. In our opinion, as to which the date is February 13, 2007, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following Registration Statements and Post Effective Amendments:

(1)	Registration Statement (Form S-3 No. 333-134553) of Lehman Brothers Holdings Inc.,
(2)	Registration Statement (Form S-3 No. 033-53651) of Lehman Brothers Holdings Inc.,
(3)	Registration Statement (Form S-3 No. 033-56615) of Lehman Brothers Holdings Inc.,
(4)	Registration Statement (Form S-3 No. 033-58548) of Lehman Brothers Holdings Inc.,
(5)	Registration Statement (Form S-3 No. 033-62085) of Lehman Brothers Holdings Inc.,
(6)	Registration Statement (Form S-3 No. 033-65674) of Lehman Brothers Holdings Inc.,
(7)	Registration Statement (Form S-3 No. 333-14791) of Lehman Brothers Holdings Inc.,
(8)	Registration Statement (Form S-3 No. 333-30901) of Lehman Brothers Holdings Inc.,
(9)	Registration Statement (Form S-3 No. 333-38227) of Lehman Brothers Holdings Inc.,
(10)	Registration Statement (Form S-3 No. 333-44771) of Lehman Brothers Holdings Inc.,
(11)	Registration Statement (Form S-3 No. 333-50197) of Lehman Brothers Holdings Inc.,
(12)	Registration Statement (Form S-3 No. 333-60474) of Lehman Brothers Holdings Inc.,
(13)	Registration Statement (Form S-3 No. 333-61878) of Lehman Brothers Holdings Inc.,
(14)	Registration Statement (Form S-3 No. 033-64899) of Lehman Brothers Holdings Inc.,
(15)	Registration Statement (Form S-3 No. 333-75723) of Lehman Brothers Holdings Inc.,
(16)	Registration Statement (Form S-3 No. 333-76339) of Lehman Brothers Holdings Inc.,
(17)	Registration Statement (Form S-3 No. 333-108711-01) of Lehman Brothers Holdings Inc.,
(18)	Registration Statement (Form S-3 No. 333-121067) of Lehman Brothers Holdings Inc.,
(19)	Registration Statement (Form S-3 No. 333-51913) of Lehman Brothers Inc.,
(20)	Registration Statement (Form S-3 No. 333-08319) of Lehman Brothers Inc.,
(21)	Registration Statement (Form S-3 No. 333-63613) of Lehman Brothers Inc.,
(22)	Registration Statement (Form S-3 No. 033-28381) of Lehman Brothers Inc.,
(23)	Registration Statement (Form S-3 No. 002-95523) of Lehman Brothers Inc.,
(24)	Registration Statement (Form S-3 No. 002-83903) of Lehman Brothers Inc.,
(25)	Registration Statement (Form S-4 No. 333-129195) of Lehman Brothers Inc.,
(26)	Registration Statement (Form S-8 No. 033-53923) of Lehman Brothers Holdings Inc.,
(27)	Registration Statement (Form S-8 No. 333-07875) of Lehman Brothers Holdings Inc.,
(28)	Registration Statement (Form S-8 No. 333-57239) of Lehman Brothers Holdings Inc.,
(29)	Registration Statement (Form S-8 No. 333-59184) of Lehman Brothers Holdings Inc.,
(30)	Registration Statement (Form S-8 No. 333-68247) of Lehman Brothers Holdings Inc.,
(31)	Registration Statement (Form S-8 No. 333-110179) of Lehman Brothers Holdings Inc.,
(32)	Registration Statement (Form S-8 No. 333-110180) of Lehman Brothers Holdings Inc.,
(33)	Registration Statement (Form S-8 No. 333-121193) of Lehman Brothers Holdings Inc.,
(34)	Registration Statement (Form S-8 No. 333-130161) of Lehman Brothers Holdings Inc.;

and in the related Prospectuses, of our reports dated February 13, 2007, with respect to the consolidated financial statements and schedule of Lehman Brothers Holdings Inc., Lehman Brothers Holdings Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Lehman Brothers Holdings Inc., included in this Annual Report (Form 10-K) of Lehman Brothers Holding Inc.

/s/ Ernst & Young LLP

New York, New York

February 13, 2007